Exhibit 99.1

Clearwater Analytics and Enfusion Announce Expiration of Hart-Scott-Rodino Act Waiting Period For Proposed Acquisition of Enfusion

BOISE, Idaho, February 26, 2025 – Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater” or the “Company”), a leading worldwide provider of SaaS-based investment management, accounting, reporting, and analytics solutions, and Enfusion, Inc. (NYSE: ENFN) (“Enfusion”), a leader in software-as-a-service solutions for the investment management and hedge fund industry, today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), in connection with Clearwater’s previously announced proposed acquisition of Enfusion. The expiration of the waiting period occurred at 11:59 p.m. on February 24, 2025.

The expiration of the waiting period under the HSR Act satisfies one of the closing conditions for the completion of the transaction.

The transaction is expected to close in the second quarter of 2025, subject to the satisfaction or waiver of customary closing conditions including the receipt of Enfusion shareholder approval.

About Clearwater Analytics

Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $8.8 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

About Enfusion

Enfusion’s investment management software-as-a-service platform removes traditional information boundaries, uniting front-, middle- and back-office teams on one system. Through its software, analytics, and middle/back-office managed services, Enfusion creates enterprise-wide cultures of real-time, data-driven intelligence and collaboration boosting agility and powering growth. Enfusion partners with over 850 investment managers from 9 global offices spanning four continents. For more information, please visit www.enfusion.com.

Use of Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of Clearwater’s and Enfusion’s management and on information currently available to them. Forward-looking statements include information concerning the following factors in reference to Clearwater and/or Enfusion: the timing of the consummation of the acquisition and the ability to satisfy closing conditions, possible or assumed future results of operations, possible or assumed performance, business strategies, technology developments, financing and investment plans, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater’s and Enfusion’s control, that may cause their actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to successfully close the acquisition, Clearwater’s ability to successfully integrate the operations and technology of Enfusion with those of Clearwater, retain and incentivize

Global headquarters: 777 W. Main Street, Suite 900, Boise, ID 83702 • Main: +1 208 918 2400
Boise • Edinburgh • Frankfurt • London • New Delhi • New York • Paris • Seattle • Singapore

the employees of Enfusion following the close of the acquisition, retain Enfusion’s clients, repay debt to be incurred in connection with the Enfusion acquisition and meet financial covenants to be imposed in connection with such debt, risks that cost savings, synergies and growth from the acquisition may not be fully realized or may take longer to realize than expected, as well as other risks and uncertainties discussed under “Risk Factors” in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the US Securities and Exchange Commission (the “SEC”) on February 26, 2025 and in Enfusion’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 12, 2024, those discussed under “Risk Factors” in Enfusion’s Annual Report on Form 10-K for the year ended December 31, 2024 that will be filed following this press release, as well as in other periodic reports filed by Clearwater and Enfusion with the SEC. These filings are available at www.sec.gov and on Clearwater’s website, investors.clearwateranalytics.com, and Enfusion’s website, ir.enfusion.com. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater’s or Enfusion’s expectations or beliefs as of any date subsequent to the time they are made. Each of Clearwater and Enfusion does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater or Enfusion.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

In connection with the acquisition, Clearwater has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Clearwater’s common stock to be issued pursuant to the acquisition, which constitutes a prospectus of Clearwater and a proxy statement of Enfusion (the “proxy statement/prospectus”). Each of Clearwater and Enfusion may also file other documents with the SEC regarding the acquisition. This press release is not a substitute for the Registration Statement, proxy statement/prospectus or any other document which Clearwater or Enfusion may file with the SEC in connection with the acquisition. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS. After the Registration Statement has been declared effective, the definitive proxy statement/prospectus (if and when available) will be mailed to Enfusion’s security holders. Investors and security holders will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed by Clearwater and Enfusion with the SEC (if and when available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Clearwater, including the proxy statement/prospectus will be available free of charge from Clearwater’s website at investors.clearwateranalytics.com/overview. Copies of documents filed with the SEC by Enfusion, including the proxy statement/prospectus will be available free of charge from Enfusion’s website at ir.enfusion.com.

Participants in the Solicitation

Clearwater, Enfusion and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about Clearwater’s directors and executive officers is available in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024, and in the proxy statement/prospectus. Information about the directors and executive officers of Enfusion is available in its Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 12, 2024, its Annual Report on Form 10-K for the year ended December 31, 2024 that will be filed following this press release,, its definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 26, 2024, and in the proxy statement/prospectus. Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the Registration Statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. Copies of the documents filed with the SEC by Clearwater and Enfusion will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by Clearwater, including the proxy statement/prospectus will be available free of charge from Clearwater’s website at investors.clearwateranalytics.com/overview, and copies of documents filed with the SEC by

Global headquarters: 777 W. Main Street, Suite 900, Boise, ID 83702 • Main: +1 208 918 2400
Boise • Edinburgh • Frankfurt • London • New Delhi • New York • Paris • Seattle • Singapore

Enfusion, including the proxy statement/prospectus will be available free of charge from Enfusion’s website at ir.enfusion.com.

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Investor Contact for Clearwater Analytics
Joon Park | +1 415-906-9242 | investors@clearwateranalytics.com

Investor Contact for Enfusion
Bill Wright | investors@enfusion.com

Media Contact for Clearwater Analytics
Claudia Cahill | +1 703-728-1221 | press@clearwateranalytics.com

Media Contact for Enfusion
Mollie Applegate | media@enfusion.com

Global headquarters: 777 W. Main Street, Suite 900, Boise, ID 83702 • Main: +1 208 918 2400
Boise • Edinburgh • Frankfurt • London • New Delhi • New York • Paris • Seattle • Singapore